SUPPLEMENTAL DISCLOSURES ABOUT NATURAL GAS PRODUCING ACTIVITIES - Capitalized Costs Related to Natural Gas Producing Activities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Extractive Industries [Abstract]
Proved properties	$ 113,950	$ 62,718	$ 142,494
Unproved properties	0	0	0
Gross capitalized costs	113,950	62,718	142,494
Accumulated DD&A	(48,637)	(37,639)	(21,010)
Net capitalized costs	$ 65,313	$ 25,079	$ 121,484